UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2013

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2013, Castle Brands Inc. (the "Company") completed the previously-reported sale of $2,125,000 principal amount of its 5% Convertible Subordinated Notes due 2018 (the "Convertible Notes") pursuant to the Note Purchase Agreement, dated as of October 21, 2013, by and among the Company and the lending parties set forth on the signature pages attached thereto. The Company intends to use a portion of the proceeds to finance the acquisition of additional bourbon inventory in support of the growth of its Jefferson's bourbon brand.

The definitive form of Convertible Note is attached as exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as exhibits to this Report on Form 8-K:
4.1 Form of 5% Subordinated Convertible Note Due 2018 issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

November 1, 2013	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Form of 5% Subordinated Convertible Note Due 2018 issued by the Company.